[Execution Copy]

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BANCOLOMBIA S.A.

AND

THE BANK OF NEW YORK

As Depositary

AND

OWNERS AND BENEFICIAL OWNERS OF AMERICAN DEPOSITARY SHARES

Amended and Restated Deposit Agreement

Dated as of ______________, 2008

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TABLE OF CONTENTS

ARTICLE 1.

DEFINITIONS.

SECTION 1.1

American Depositary Shares.

SECTION 1.2

Article; Section.

SECTION 1.3

Beneficial Owner.

SECTION 1.4

Central Bank.

SECTION 1.5

Commission.

SECTION 1.6

Custodian.

SECTION 1.7

Deliver; Surrender.

SECTION 1.8

Deposit Agreement.

SECTION 1.9

Depositary; Corporate Trust Office.

SECTION 1.10

Deposited Securities.

SECTION 1.11

Dollars; Ps.

SECTION 1.12

Foreign Registrar.

SECTION 1.13

Issuer.

SECTION 1.14

Owner.

SECTION 1.15

Receipts.

SECTION 1.16

Registrar.

SECTION 1.17

Restricted Securities.

SECTION 1.18

Securities Act of 1933.

SECTION 1.19

Shares.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES.

SECTION 2.1

Form of Receipts and Transferability of American Depositary Shares.

SECTION 2.2

Deposit of Shares.

SECTION 2.3

Delivery of American Depositary Shares.

SECTION 2.4

Transfer of American Depositary Shares; Combination and Split-up of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

SECTION 2.5

Surrender of American Depositary Shares and Withdrawal of Shares.

SECTION 2.6

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

SECTION 2.7

Lost Receipts, etc.

SECTION 2.8

Cancellation and Destruction of Surrendered Receipts.

SECTION 2.9

Pre-Release of American Depositary Shares.

SECTION 2.10

Direct Registration System and Profile Modification System.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF AMERICAN DEPOSITARY SHARES.

SECTION 3.1

Filing Proofs, Certificates and Other Information.

SECTION 3.2

Liability of Owner or Beneficial Owner for Taxes.

SECTION 3.3

Warranties on Deposit of Shares.

SECTION 3.4

Disclosure of Beneficial Ownership.

SECTION 3.5

Ownership Restrictions.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.1

Cash Distributions.

SECTION 4.2

Distributions Other Than Cash, Shares or Rights.

SECTION 4.3

Distributions in Shares.

SECTION 4.4

Rights.

SECTION 4.5

Conversion of Foreign Currency.

SECTION 4.6

Fixing of Record Date.

SECTION 4.7

Voting of Deposited Securities.

SECTION 4.8

Changes Affecting Deposited Securities.

SECTION 4.9

Reports.

SECTION 4.10

Lists of Owners.

SECTION 4.11

Withholding.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

SECTION 5.1

Maintenance of Office and Transfer Books by the Depositary.

SECTION 5.2

Prevention or Delay in Performance by the Depositary or the Issuer.

SECTION 5.3

Obligations of the Depositary, the Custodian and the Issuer.

SECTION 5.4

Resignation and Removal of the Depositary.

SECTION 5.5

The Custodians.

SECTION 5.6

Notices and Reports.

SECTION 5.7

Distribution of Additional Shares, Rights, etc.

SECTION 5.8

Indemnification.

SECTION 5.9

Charges of Depositary.

SECTION 5.10

Retention of Depositary Documents.

SECTION 5.11

Exclusivity.

SECTION 5.12

List of Restricted Securities Owners.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.1

Amendment.

SECTION 6.2

Termination.

ARTICLE 7.

MISCELLANEOUS.

SECTION 7.1

Counterparts.

SECTION 7.2

No Third Party Beneficiaries.

SECTION 7.3

Severability.

SECTION 7.4

Owners and Beneficial Owners as Parties; Binding Effect.

SECTION 7.5

Notices.

SECTION 7.6

Governing Law.

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of ___________, 2008 among BANCOLOMBIA S.A., incorporated under the laws of Colombia (herein called the Issuer), THE BANK OF NEW YORK, a New York banking corporation (herein called the Depositary), and all Owners and Beneficial Owners from time to time of American Depositary Shares issued hereunder.

W I T N E S S E T H :

WHEREAS, the Issuer and the Depositary entered into a deposit agreement dated as of July 25, 1995, as amended and restated as of August 8, 2005 (the “Prior Deposit Agreement”) for the purposes stated in that agreement; and

WHEREAS, the Issuer and Depositary wish to amend the Prior Deposit Agreement to, among other things (i) change the provisions relating to voting of Deposited Securities (as hereinafter defined) and (ii) provide that American Depositary Shares may be uncertificated securities or certificated securities evidenced by American Depositary Receipts; and

WHEREAS, the Issuer desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Issuer from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation and delivery of American Depositary Shares representing the Shares so deposited and for the execution and delivery of uncertificated or certificated securities evidenced by American Depositary Receipts; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto that the Prior Deposit Agreement is hereby amended and restated as follows:

ARTICLE 1.

DEFINITIONS.

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.1

American Depositary Shares.

The term "American Depositary Shares" shall mean the securities representing the interests in the Deposited Securities created under this Deposit Agreement.  American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement describes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for sales of, both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of this Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares, and to Owners and holders of uncertificated American Depositary Shares as well as to Owners and holders of Receipts.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A annexed hereto, until there shall occur a distribution upon Deposited Securities covered by Section 4.3 or a change in Deposited Securities covered by Section 4.8 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall evidence the amount of Shares or Deposited Securities specified in such Sections.

SECTION 1.2

Article; Section.

Wherever references are made in this Deposit Agreement to an "Article" or "Articles" or to a "Section" or "Sections", such references shall mean an article or articles or a section or sections of this Deposit Agreement, unless otherwise required by the context.

SECTION 1.3

Beneficial Owner.

The term "Beneficial Owner" shall mean each person owning any beneficial interest in American Depositary Shares issued hereunder, but who is not the Owner of such American Depositary Shares.

SECTION 1.4

Central Bank.

The term "Central Bank" shall mean the Banco de la Republica of Colombia or any successor governmental entity thereto in Colombia.

SECTION 1.5

Commission.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.6

Custodian.

The term "Custodian" shall mean the Colombia office of Fiduciaria Bancolombia S.A., as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.5, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.7

Deliver; Surrender.

(i)

The term “deliver”, or its noun form, when used with respect to Shares or other Deposited Securities, shall mean (A) a book-entry transfer of those Shares or other Deposited Securities to an account maintained with the Issuer or a depository institution authorized under applicable law to effect transfers of such securities designated by the person entitled to that delivery or, (B) if a, physical transfer of certificates evidencing those Shares or other Deposited Securities registered in the name of, or duly endorsed or accompanied by proper instruments of transfer to, the person entitled to that delivery.

(ii)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(iii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

SECTION 1.8

Deposit Agreement.

The term "Deposit Agreement" shall mean this Amended and Restated Deposit Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

SECTION 1.9

Depositary; Corporate Trust Office.

The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder.  The term "Corporate Trust Office", when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York, 10286.

SECTION 1.10

Deposited Securities.

The term "Deposited Securities" as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.5.

SECTION 1.11

Dollars; Ps.

The term "Dollars" shall mean United States dollars.  The term "Ps" shall mean the lawful currency of Colombia.

SECTION 1.12

Foreign Registrar.

The term "Foreign Registrar" shall mean the entity that presently carries out the duties of registrar for the Shares or any successor as registrar for the Shares and any other appointed agent of the Issuer for the transfer and registration of Shares.

SECTION 1.13

Issuer.

The term "Issuer" shall mean Bancolombia S.A., incorporated under the laws of Colombia, and its successors.

SECTION 1.14

Owner.

The term "Owner" shall mean the person in whose name an American Depositary Share is registered on the books of the Depositary maintained for such purpose.

SECTION 1.15

Receipts.

The term "Receipts" shall mean the American Depositary Receipts issued hereunder evidencing certificated American Depositary Shares.

SECTION 1.16

Registrar.

The term "Registrar" shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register American Depositary Shares and transfers of American Depositary Shares as herein provided.

SECTION 1.17

Restricted Securities.

The term "Restricted Securities" shall mean Shares, or American Depositary Shares representing such Shares, which are acquired directly or indirectly from the Issuer or its affiliates (as defined in Rule 144 under the Securities Act of 1933) in a transaction or chain of  transactions not involving any public offering or which are subject to resale limitations under Regulation D under that Act or both, or which are held by an officer, director (or persons performing similar functions) or other affiliate of the Issuer, or which are subject to other restrictions on sale or deposit under the laws of the United States or Colombia, or under a shareholder agreement or the By-laws of the Issuer.

SECTION 1.18

Securities Act of 1933.

The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

SECTION 1.19

Shares.

The term "Shares" shall mean preference shares in registered form of the Issuer, heretofore validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or interim certificates representing such Shares.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES.

SECTION 2.1

Form of Receipts and Transferability of American Depositary Shares.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered and all American Depositary Shares delivered as hereinafter provided and all transfers of American Depositary Shares shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform  with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

American Depositary Shares evidenced by a Receipt, when properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated securities under the laws of the State of New York.   American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of the State of New York.  The Issuer and the Depositary, notwithstanding any notice to the contrary, may treat the Owner of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

SECTION 2.2

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares may be deposited by delivery thereof to any Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to deliver to, or upon the written order of, the person or persons stated in such order, the number of American Depositary Shares representing such deposit.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in Colombia which is then performing the function of the regulation of currency exchange.  If required by applicable  Colombian law, any deposit of Shares for American Depositary Shares must also be accompanied by a written notice setting forth the price paid for the Shares (including any commissions paid to a securities broker in Colombia) and such other information as may be required (i) in order to enable the Custodian to comply with any applicable regulations of the governmental authority or body in Colombia, if any, which is then performing the function of the regulation of currency exchange or the Superintendency of Finance or (ii) from time to time under applicable Colombian law.  If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Issuer or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been recorded may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents above specified, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Issuer or the Foreign Registrar, if applicable, for transfer  and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.

SECTION 2.3

Delivery of American Depositary Shares.

Upon receipt by any Custodian of any deposit pursuant to Section 2.2 hereunder (and in addition, if the transfer books of the Issuer or the Foreign Registrar, if applicable, are open, the Depositary may in its sole discretion require a proper acknowledgment or other evidence from the Issuer that any Deposited Securities have been recorded upon the books of the Issuer or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as above specified, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order American Depositary Shares are deliverable in respect thereof and the number of American Depositary Shares to be so delivered.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from such Custodian, or upon the receipt of Shares by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall deliver to or upon the order of the person or persons entitled thereto, the number of American Depositary Shares requested by  such person or persons, but only upon payment to the Depositary of the fees of the Depositary for the execution and delivery of such American Depositary Shares as provided in Section 5.9, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.4

Transfer of American Depositary Shares; Combination and Split-up of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of American Depositary Shares on its transfer books from time to time, (i) in the case of certificated American Depositary Shares, upon surrender of the Receipt evidencing those American Depositary Shares, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, or (ii) in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10), and, in either case, duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon the Depositary shall deliver those American Depositary Shares to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary, upon surrender of a Receipt for the purpose of exchanging the certificated American Depositary Shares evidenced by that Receipt for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging those uncertificated American Depositary Shares for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers of American Depositary Shares, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to American Depositary Shares  and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.5

Surrender of American Depositary Shares and Withdrawal of Shares.

Upon surrender at the Corporate Trust Office of the Depositary of American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the surrender of American Depositary Shares as provided in Section 5.9 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the By-laws and the terms of the Deposited Securities, the Owner of such American Depositary Shares shall be entitled to delivery, to him or upon his order, of the amount of Deposited Securities at the time represented by the American Depositary Shares; subject to delivery if required by applicable Colombian law, in the case of a non-resident of Colombia, of a written notice specifying that either (i) such Shares have been or will be sold in Colombia simultaneously with such withdrawal or (ii) such Shares will be held by such Owner or Beneficial Owner, or to its order, without sale, in which case such Owner or Beneficial Owner must acknowledge its obligations to register its investment under the Foreign Investment Law, if applicable, and to make a foreign exchange report to the governmental authority or body in Colombia, if any, which is then performing the function of the regulation of currency exchange, if applicable, as described in the following paragraph or take such other steps as may be required from time to time under applicable Colombian law.  Such non-resident withdrawing Owner or Beneficial Owner must also deliver or cause to be delivered to the Central Bank a written notice relating to the sales price realized (net of sales commissions paid or payable to a Colombian securities broker) in respect of the sale of Shares (or other Deposited Securities, as the case may be) and such other certifications as may be required from time to time under applicable Colombian law.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of such Owner or as ordered by him or by certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of such American Depositary Shares to such Owner or as ordered by him.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

Under Colombian law, as of the date of this Deposit Agreement, a non-resident Owner or Beneficial Owner who withdraws Shares or other Deposited Securities to or for its or his own account or the account of a non-resident third party and who does not sell or cause to be sold such Shares or other Deposited Securities in Colombia simultaneously with such withdrawal will be subject to the Foreign Investment Law and will be required individually to comply with one of the three authorized forms of foreign investment in securities of Colombian issuers:  (i) direct investment under Article 3 of the Foreign Investment Law, as amended from time to time; (ii) investment through an institutional fund under Article 41 of the Foreign Investment Law, as amended from time to time; or (iii) investment through an individual fund under Article 27 of the Foreign Investment Law, as amended from time to time.  Depending on the form of authorized investment, such Owner, Beneficial Owner or third party (i) may be required to obtain prior authorization for such investment (that is, holding such Shares in such account) from Consejo Nacional de Política Económica y Social ("CONPES") or the Superintendency of Finance and (ii) will be required to register its foreign capital investment in the Shares (i. e., representing the purchase price of Shares (plus  any securities brokerage commissions paid to Colombian brokers) deposited pursuant to the terms of the Deposit Agreement by or on behalf of such Owner or Beneficial Owner, or the purchase price of American Depositary Shares, if American Depositary Shares were purchased from a prior Owner or Beneficial Owner thereof) with the governmental authority or body in Colombia, if any, then performing the function of the regulation of currency exchange, within three months after the date of withdrawal of Share or other Deposited Securities, in the case of direct investment, or within 30 days after the date of withdrawal of Shares or other Deposited Securities in the case of investment through an institutional or individual fund.

None of the Issuer, the Depositary or the Custodian will have any liability or responsibility whatsoever under the Deposit Agreement or otherwise for any action or failure to act by any Owner or Beneficial Owner relating to its obligations under the Foreign Investment Law or any other Colombian law or regulation relating to foreign investment in Colombia in respect of a withdrawal or sale of Shares or other Deposited Securities, including, without limitation, any failure to comply with a requirement to register such investment pursuant to the terms of the Foreign Investment Law prior to such withdrawal or any failure to report foreign exchange transactions to the Central Bank, as the case may be.  In addition, each Owner or Beneficial Owner will be responsible for the report of any false information relating to foreign exchange transactions to the Custodian or the Central Bank in connection with deposits or withdrawals of Shares.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and if the Depositary so requires, the Owner thereof shall execute and deliver to the Depositary a written order directing the  Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the Medellin, Colombia office of such Custodian, subject to Sections 2.6, 3.1 and 3.2 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the American Depositary Shares, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering American Depositary Shares, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

SECTION 2.6

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

As a condition precedent to the execution and delivery, registration of transfer or surrender of any American Depositary Shares or split-up or combination of any Receipt or instruction for registration of transfer or surrender of American Depositary Shares not evidenced by a Receipt, withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the depositor of Shares or the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.6.

The delivery of American Depositary Shares against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer of outstanding American Depositary Shares generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Issuer at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement or the By-laws, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding any other provision of this Deposit Agreement or the Receipts, the surrender of outstanding American Depositary Shares and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer or the deposit of Shares in connection with  voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the American Depositary Shares or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

SECTION 2.7

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall deliver to the Owner of the American Depositary Shares evidenced by that Receipt in uncertificated form or, if requested by the Owner, execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall deliver American Depositary Shares in uncertificated form or execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.8

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled.

SECTION 2.9

Pre-Release of American Depositary Shares.

Notwithstanding Section 2.3 hereof, unless requested in writing by the Issuer to cease doing so, the Depositary may  execute and deliver American Depositary Shares prior to the receipt of Shares pursuant to Section 2.2 ("Pre-Release").  The Depositary may, pursuant to Section 2.5, deliver Shares upon the surrender of American Depositary Shares which have been Pre-Released, whether or not such surrender is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom American Depositary Shares or Shares are to be delivered that such person, or its customer, owns the Shares or American Depositary Shares to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems appropriate and may, with the prior written consent of the Issuer, change such limit for purposes of general application.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10

Direct Registration System and Profile Modification System.

(i)  Notwithstanding the provisions of Section 2.4, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting registration of transfer and delivery as described in subsection (i) above, has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.3 and 5.8 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF AMERICAN DEPOSITARY SHARES.

SECTION 3.1

Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of American Depositary Shares may be required from  time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, approval or registration under the Foreign Investment Law, or such information relating to the registration on the books of the Issuer or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary or the Issuer may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of American Depositary Shares or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.

SECTION 3.2

Liability of Owner or Beneficial Owner for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any American Depositary Shares or any Deposited Securities represented by any American Depositary Shares, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner of such American Depositary Shares to the Depositary.  The Depositary may refuse to effect any transfer of such American Depositary Shares or any withdrawal of Deposited Securities represented by American Depositary Shares  until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner of such American Depositary Shares shall remain liable for any deficiency.

SECTION 3.3

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued, fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Shares and the sale of American Depositary Shares representing such Shares by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Shares and delivery of American Depositary Shares.

SECTION 3.4

Disclosure of Beneficial Ownership.

The Issuer may from time to time request Owners or former Owners to provide information as to the capacity in which they hold or held American Depositary Shares and regarding the identity of any other persons then or previously interested in such American Depositary Shares and the nature of such interest and various other matters.  Each Owner and Beneficial Owner agrees to provide any such information reasonably requested by the Issuer or the Depositary pursuant to this Section 3.4 whether or not still an Owner or a Beneficial Owner at the time of such request.  The Depositary agrees to use its reasonable efforts to comply with written instructions received from the Issuer requesting that the Depositary forward any such requests to Owners and to the last known address, if any, of former Owners and to forward to the Issuer any responses to such requests received by the Depositary; provided, that nothing herein shall be interpreted as obligating the Depositary to provide or obtain any such information not provided to the Depositary pursuant to this Deposit Agreement by Owners or former Owners.

SECTION 3.5

Ownership Restrictions.

Notwithstanding any other provision of this Deposit Agreement, each Owner and Beneficial Owner agrees to be bound by and subject to the By-laws of the Issuer and to any restrictions on Share ownership or transferability under applicable Colombian law (to the same extent as if such American Depositary Shares  were the Shares represented by such American Depositary Shares , provided, however, that such provisions shall apply to such persons only to the extent feasible).  The Issuer may restrict transfers of the Shares where such transfer might result in ownership of Shares exceeding the limits under applicable law or the Issuer's charter.  The Issuer may also restrict, in such manner as it deems appropriate, transfer of the American Depositary Shares where such transfer may result in the total number of Shares represented by the American Depositary Shares beneficially owned by a single Owner or Beneficial Owner to exceed the limits under any applicable law or the Issuer's charter.  Pursuant to the Issuer's By-laws and applicable law as in effect on the date of this Deposit Agreement, (i) no individual holder of Shares may hold, directly or indirectly, in excess of 10% of the Issuer's subscribed capital without the prior authorization of the Superintendency of Finance in Colombia; and (ii) no individual may offer for sale or purchase 10% or more of the Issuer's subscribed capital without the prior authorization of the Superintendency of Finance.  The Issuer may, in it sole discretion, instruct the Depositary to take action with respect  to the ownership interest, or transfer thereof, of any Owner or Beneficial Owner in excess of the limitation set forth in the preceding sentence.  The Depositary agrees to use its reasonable efforts to comply with any instructions received from the Issuer requesting that the Depositary take the actions specified therein to insure compliance with this Section 3.5.

In addition, Owners and Beneficial Owners are subject to regulations under the Securities Exchange Act of 1934, pursuant to which inter alia acquisition or sale of American Depositary Shares representing Shares in excess of prescribed limits must be notified to the Commission and to any securities exchange on which the American Depositary Shares are listed.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.1

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.5, convert such dividend or distribution into Dollars  as promptly as practicable and shall distribute the amount thus received (net of the fees of the Depositary as provided in Section 5.9 hereof, if applicable) as promptly as practicable to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Issuer or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes, the amount distributed to the Owner of the American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto, and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and become part of the next sum received by the Depositary for distribution to Owners of American Depositary Shares then outstanding.  The Issuer or its agent will remit to the appropriate governmental agency in Colombia all amounts withheld and owing to such agency.  The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies, and the Depositary or the Issuer or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of American Depositary Shares.

SECTION 4.2

Distributions Other Than Cash, Shares or Rights.

Subject to the provisions of Section 4.11 and Section 5.9, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Issuer or  the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or Beneficial Owners) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private  sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.9) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

SECTION 4.3

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Issuer shall so request, distribute to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of fees of the Depositary as provided in Section 5.9.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.1.  If additional American Depositary Shares are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

SECTION 4.4

Rights.

In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (a) the Issuer has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Issuer has determined in  its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Issuer shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of this Deposit Agreement, and shall, pursuant to Section 2.3 of this Deposit Agreement, execute and deliver American Depositary Shares to such Owner.  In the case of a distribution pursuant to the second paragraph of this section, such Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 and all taxes and governmental charges payable in connection with such rights  and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act; provided, that nothing in this Deposit Agreement shall create any obligation on the part of the Issuer to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

SECTION 4.5

Conversion of Foreign Currency.

Subject to any restrictions imposed by Colombian laws, regulations or applicable permits, whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time  of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted as promptly as practicable by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed without unreasonable delay to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any American Depositary Shares or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the  right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

SECTION 4.6

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, after consultation with the Issuer to the extent practicable, fix a record date (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of Sections 4.1 through 4.5 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may  be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

SECTION 4.7

Voting of Deposited Securities.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, if requested in writing by the Issuer the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Colombian law and of the By-laws of the Issuer, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares, and (c) a statement as to the manner in which instructions may be given, including an express indication that, if the Depositary does not receive instructions, it may deem instructions to have been given under the last sentence of this paragraph to vote that number of Deposited Securities as to each question in the same manner and in the same proportion that all Shares (including both Deposited Securities and any Shares that are not Deposited Securities) are voted on the respective question.  Upon the written request of an Owner of American Depositary Shares on that record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by those American Depositary Shares in accordance with the instructions set forth in that request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to Deposited Securities other than in accordance with instructions received from Owners or deemed received under the following sentence.  If (i) the Issuer made a request to the Depositary as contemplated by the first sentence of this Section 4.7 and complied with the following paragraph of this Section 4.7 and (ii) no instructions are received by the Depositary from an Owner with respect to an amount of Deposited Securities represented by that Owner’s American Depositary Shares on or before the Instruction Date, the Depositary shall deem that Owner to have instructed the Depositary to vote that number of Deposited Securities as to each question in the same manner and in the same proportion that all Shares (including both Deposited Securities and any Shares that are not Deposited Securities) are voted on the respective question.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Issuer will request the Depositary to act under the preceding paragraph, the Issuer shall give the Depositary notice of any such meeting or solicitation and details concerning the matters to be voted upon not less than 30 days prior to the meeting date.

In the event that applicable law permits the exercise of voting rights relating to Deposited Securities to be made pursuant to electronic means, if the Issuer requests the Depositary to act under the first paragraph of this Section 4.7, the Depositary may follow, unless otherwise instructed by the Issuer, its customary policies and procedures to effect such action through electronic means.

The Depositary shall take such action as is necessary, upon request of the Issuer, subject to applicable law, the By-laws and the terms and conditions of the Deposited Securities, to cause all Deposited Securities to be counted for the purpose of satisfying applicable quorum requirements.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the first paragraph of this Section 4.7 sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions of this Section 4.7.

SECTION 4.8

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.3 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Issuer shall so request, deliver additional American Depositary Shares as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.9

Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received  from the Issuer which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer.  The Depositary shall also, upon written request, send to the Owners copies of such reports furnished by the Issuer pursuant to Section 5.6.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Issuer shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

SECTION 4.10

Lists of Owners.

Promptly upon request by the Issuer, the Depositary shall, at the expense of the Issuer, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names the American Depositary Shares are registered on the books of the Depositary.

SECTION 4.11

Withholding.

The Depositary will forward to the Issuer such information from its records as the Issuer may reasonably request to enable the Issuer to file necessary reports with governmental authorities or agencies, and either the Issuer or the Depositary may file any such reports necessary to obtain benefits under any applicable tax treaties for Owners.  In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such  sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

SECTION 5.1

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of American Depositary Shares in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books, at its Corporate Trust Office, for the registration of American Depositary Shares and transfers of American Depositary Shares which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to this Deposit Agreement or the American Depositary Shares.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

If the American Depositary Shares are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such American Depositary Shares in accordance with any requirements of such exchange or exchanges.

SECTION 5.2

Prevention or Delay in Performance by the Depositary or the Issuer.

Neither the Depositary nor the Issuer shall incur any liability to any Owner or Beneficial Owner of any American Depositary Shares, if by reason of any provision of any present or future law or regulation of the United States, Colombia or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the By-laws of the Issuer, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Issuer shall be prevented or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary or the Issuer incur any liability to any Owner or Beneficial Owner of any American Depositary Shares by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, or for any other reason, such distribution or offering may  not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.3

Obligations of the Depositary, the Custodian and the Issuer.

Neither the Issuer nor any of its directors, employees, agents or affiliates assumes any obligation or shall be subject to any liability under this Deposit Agreement or the American Depositary Shares to Owners or Beneficial  Owners of American Depositary Shares, except that the Issuer agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor any of its directors, employees, agents or affiliates assumes any obligation or shall be subject to any liability under this Deposit Agreement or the American Depositary Shares to Owners or Beneficial Owners of American Depositary Shares (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that the Depositary agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Issuer nor any of their respective directors, employees, agents or affiliates shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Issuer nor any of their respective directors, employees, agents or affiliates shall be liable for any action or nonaction by it in reliance  upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

SECTION 5.4

Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Issuer by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding American Depositary Shares.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.5

The Custodians.

The Custodian shall be subject at all times and in all respects to the directions of  the Depositary and shall be responsible solely to it.  Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians, which shall thereafter be one of the Custodians hereunder.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.6

Notices and Reports.

On or before the first date on which the Issuer gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Issuer agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Issuer will arrange for the translation into English and the prompt transmittal by the Issuer to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Issuer to holders of its Shares.  If requested in writing by the Issuer, the Depositary will arrange for the mailing, at the Issuer's expense, of copies of such notices, reports and communications to all Owners.  The Issuer will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

SECTION 5.7

Distribution of Additional Shares, Rights, etc.

The Issuer agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into Shares, or (4) rights to subscribe for such securities, (each a "Distribution") the Issuer will promptly furnish to the Depositary a written opinion from U.S. counsel for the Issuer, which counsel shall be satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Owners entitled thereto.  If in the opinion of such counsel a Registration Statement is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

The Issuer agrees with the Depositary that neither the Issuer nor any company controlled by, controlling or under common control with the Issuer will at any time deposit any Shares, either originally issued or previously issued and  reacquired by the Issuer or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933.

SECTION 5.8

Indemnification.

The Issuer agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Issuer or any of its directors, employees, agents and affiliates.

The Depositary agrees to indemnify the Issuer, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

SECTION 5.9

Charges of Depositary.

The Issuer agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Issuer from time to time.  The Depositary shall present its statement for such charges and expenses to the Issuer once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a distribution of American Depositary Shares pursuant to Section 4.3), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Issuer or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of American Depositary Shares pursuant to Section 2.3, 4.3 or 4.4, and the surrender of American Depositary Shares pursuant to Section 2.5 or 6.2, (6) a fee of $1.50 or less per transfer for registration of transfers of American Depositary Shares made pursuant to Section 2.4 and (7) a fee for, and deducted from, the distribution of proceeds of the sale of rights pursuant to Section 4.4, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of Shares received upon the exercise of such rights, but which rights are instead sold and the proceeds of such sale distributed by the Depositary to Owners.

The Depositary, subject to Section 2.9 hereof, may own and deal in any class of securities of the Issuer and its affiliates and in American Depositary Shares.

SECTION 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the  term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Issuer requests that such papers be retained for a longer period or turned over to the Issuer or to a successor depositary.

SECTION 5.11

Exclusivity.

The Issuer agrees not to appoint any other depositary for issuance of American Depositary Shares or Receipts so long as The Bank of New York is acting as Depositary hereunder.

SECTION 5.12

List of Restricted Securities Owners.

From time to time, the Issuer shall provide to the Depositary a list setting forth, to the actual knowledge of the Issuer, those persons or entities who beneficially own Restricted Securities and the Issuer shall update that list on a regular basis.  The Issuer agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder.  The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.1

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary without the consent of Owners or Beneficial Owners in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration  fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding American Depositary Shares until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding American Depositary Shares.  Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such American Depositary Shares, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner to surrender such American Depositary Shares and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2

Termination.

The Depositary shall at any time at the direction of the Issuer terminate this Deposit Agreement by mailing notice of such termination to the Owners of all American Depositary Shares then outstanding at least 90 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Issuer and the Owners of all American Depositary Shares then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the Issuer a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.4.  On and after the date of termination, the Owner of American Depositary Shares will, upon (a) surrender of such American Depositary Shares at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of American Depositary Shares referred to in Section 2.5, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares.  If any American Depositary Shares shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, upon surrender of American Depositary Shares (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of American Depositary Shares which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all obligations under this Deposit Agreement except for its  obligations to the Depositary under Sections 5.8 and 5.9 hereof.

ARTICLE 7.

MISCELLANEOUS.

SECTION 7.1

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Owner or Beneficial Owner during business hours.

SECTION 7.2

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.3

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.4

Owners and Beneficial Owners as Parties; Binding Effect.

The Owners and Beneficial Owners from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance of American Depositary Shares or any interest therein.

SECTION 7.5

Notices.

Any and all notices to be given to the Issuer shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to Bancolombia S.A., Calle 50 N° 51-66, Medellín, Colombia, Attention: Secretary, or any other place to which the Issuer may have transferred its principal office.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for American Depositary Shares of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Issuer may, however, act upon any cable, telex or facsimile transmission  received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.6

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, BANCOLOMBIA S.A. and THE BANK OF NEW YORK have duly executed this Deposit Agreement as of the day and year first set forth above and all Owners shall become parties hereto upon acceptance by them of American Depositary Shares issued in accordance with the terms hereof.

BANCOLOMBIA S.A.

By: __________________________________

       Name:

       Title:

THE BANK OF NEW YORK,

    as Depositary

By: __________________________________

  Name:

  Title:

Exhibit A to Deposit Agreement

No.

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents four (4) deposited Shares)

THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR PREFERENCE SHARES OF THE

PAR VALUE OF PS 500.00 EACH OF

BANCOLOMBIA S.A.

(INCORPORATED UNDER THE LAWS OF COLOMBIA)

The Bank of New York as depositary (hereinafter called the "Depositary"), hereby certifies that _____________________________________________________________ ______________________________________, or registered assigns IS THE OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited preference shares (herein called "Shares") of BANCOLOMBIA S.A., incorporated under the laws of Colombia (herein called the "Issuer").  At the date hereof, each American Depositary Share represents four (4) Shares which are either deposited or subject to deposit under the deposit agreement at the Colombian office of Fiduciaria Bancolombia S.A. (herein called the "Custodian").  The Depositary's Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y.  10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called "Receipts"), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement dated as of ________, 2008 (as it may be further amended or supplemented, the “Deposit Agreement”) by and among the Issuer, the Depositary, and all Owners and Beneficial Owners from time to time of American Depositary Shares issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called "Deposited Securities").  Copies of the Deposit Agreement are on file at the Depositary's Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made. Capitalized terms not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF AMERICAN DEPOSITARY SHARES AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of American Depositary Shares, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the By-laws and the terms of the Deposited Securities, the Owner hereof is entitled to delivery, to him or upon his order, of the Deposited Securities at the time represented by the American Depositary Shares; subject to delivery if required by applicable Colombian law, in the case of non-resident of Colombia, of a written notice specifying that either (i) such Shares have been or will be sold in Colombia simultaneously with such withdrawal or (ii) such Shares will be held by such Owner or Beneficial Owner, or to its order, without sale, in which case such Owner or Beneficial Owner must acknowledge its obligations to register its investment under the Foreign Investment Law, if applicable, and to make a foreign exchange report to the governmental authority or body in Colombia, if any, which is then performing the function of the regulation of currency exchange, if applicable, as described in the following paragraph or take such other steps as may be required from time to time under applicable Colombian law.  Such non-resident withdrawing Owner or Beneficial Owner must also deliver or cause to be delivered to the Central Bank  a written notice relating to the sales price realized (net of sales commissions paid or payable to a Colombian securities broker) in respect of the sale of Shares (or other Deposited Securities, as the case may be) and such other certifications as may be required from time to time under applicable Colombian law.  Delivery of such Deposited Securities may be made by the delivery of (a) certificates in the name of the Owner hereof or as ordered by him or by the delivery of certificates properly endorsed or accompanied by proper instruments of transfer and (b) any other securities, property and cash to which such Owner is then entitled in respect of such American Depositary Shares.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

Under Colombian law, as of the date of the Deposit Agreement, a non-resident Owner or Beneficial Owner who withdraws Shares or other Deposited Securities to or for its or his own account or the account of a non-resident third party and who does not sell or cause to be sold such Shares or other Deposited Securities in Colombia simultaneously with such withdrawal will be subject to the Foreign Investment Law and will be required individually to comply with one of the three authorized forms of foreign investment in securities of Colombian issuers: (i) direct investment under Article 3 of the Foreign Investment Law, as amended from time to time; (ii) investment through an institutional fund under Article 41 of the Foreign Investment Law, as amended from time to time; or (iii) investment through an individual fund under Article 27 of the Foreign Investment Law, as amended from time to time.  Depending on the form of authorized investment, such Owner, Beneficial Owner or third party (i) may be required to obtain prior authorization for such investment (that is, holding such Shares in such account) from CONPES or the Superintendency of Finance and (ii) will be required to register its foreign capital investment in the Shares (i.e., representing the purchase price of Shares (plus any securities brokerage commissions paid to Colombian brokers) deposited pursuant to the terms of the Deposit Agreement by or on behalf of such Owner or Beneficial Owner, or the purchase price of American Depositary Shares, if American Depositary Shares were purchased from a prior Owner or Beneficial Owner thereof) with the governmental authority or body in Colombia, if any, then performing the function of the regulation of currency exchange, within three months after the date of withdrawal of Shares or other Deposited Securities, in the case of direct investment, or within 30 days after the date of withdrawal of Shares or other Deposited Securities in the case of investment through an institutional or individual fund.

None of the Issuer, the Depositary or the Custodian will have any liability or responsibility whatsoever under the Deposit Agreement or otherwise for any action or failure to act by any Owner or Beneficial Owner relating to its obligations under the Foreign Investment Law or any other Colombian law or regulation relating to foreign investment in Colombia in respect of a withdrawal or sale of Shares or other Deposited Securities, including, without limitation, any failure to comply with a requirement to register such investment pursuant to the terms of the Foreign Investment Law prior to such withdrawal or any failure to report foreign exchange transactions to the Central Bank, as the case may be.  In addition, each Owner or Beneficial Owner will be responsible for the report of any false information relating to foreign exchange transactions to the Custodian or the Central Bank in connection with deposits or withdrawals of Shares.

3.

TRANSFERS OF AMERICAN DEPOSITARY SHARES; SPLIT-UPS AND COMBINATIONS OF RECEIPTS; INTERCHANGE OF CERTIFICATED AND UNCERTIFICATED AMERICAN DEPOSITARY SHARES.

The transfer of American Depositary Shares are registrable on the books of the Depositary at its Corporate Trust Office by the Owner hereof in person or by a duly authorized attorney, in the case of certificated American Depositary Shares, upon surrender of this Receipt evidencing those American Depositary Shares properly endorsed for transfer or accompanied by proper instruments of transfer or in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 of the Deposit Agreement), and, in either case, funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer or surrender of any American Depositary Shares or split-up or combination of any Receipt or instructions for registration of transfer or surrender of American Depositary Shares not evidenced by a Receipt, withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Shares being deposited or withdrawn) and payment of any applicable fees as provided in this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations  the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt.

The Depositary, upon surrender of a Receipt for the purpose of exchanging the certificated American Depositary Shares evidenced by that Receipt for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced.  The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 of the Deposit Agreement) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging those uncertificated American Depositary Shares for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

The delivery of American Depositary Shares against deposits of Shares generally or against deposits of particular Shares may be suspended, or the transfer of American Depositary Shaers in particular instances may be refused, or the registration of transfer of outstanding American Depositary Shares generally may be suspended, during any period when the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary  or the Issuer at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in the Deposit Agreement or this Receipt, the surrender of outstanding American Depositary Shaers and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer or the deposit of Shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the American Depositary Shares or to the withdrawal of the Deposited Securities. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares.

4.

LIABILITY OF OWNER OR BENEFICIAL OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any American Depositary Shares or any Deposited Securities represented hereby, such tax or other governmental charge shall be payable by the Owner or Beneficial Owner hereof to the Depositary.  The Depositary may refuse to effect any transfer of such American Depositary Shares or any withdrawal of Deposited Securities represented by American Depositary Shares until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner or Beneficial Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner or Beneficial Owner hereof shall remain liable for any deficiency.

5.

WARRANTIES OF DEPOSITORS.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable, and free of any pre-emptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Shares and the sale of American Depositary Shares representing such Shares by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Shares and delivery of American Depositary Shares.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Shares for deposit or any Owner or Beneficial Owner of American Depositary Shares may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, approval or registration under the Foreign Investment Law or such information relating to the registration on the books of the Issuer or  the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of American Depositary Shares or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  No Share shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in Colombia which is then performing the function of the regulation of currency exchange.

7.

CHARGES OF DEPOSITARY.

The Issuer agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Issuer from time to time.  The Depositary shall present its statement for such charges and expenses to the Issuer once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a distribution of American Depositary Shares pursuant to Section 4.3 of the Deposit Agreement), whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Issuer or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.5 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of American Depositary Share  pursuant to Section 2.3, 4.3 or 4.4, and the surrender of American Depositary Shares pursuant to Section 2.5 or 6.2 of the Deposit Agreement, (6) a fee of $1.50 or less per transfer for registration of transfers of American Depositary Shares made pursuant to Section 2.4 of the Deposit Agreement and (7) a fee for, and deducted from, the distribution of proceeds of the sale of rights pursuant to Section 4.4 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of Shares received upon the exercise of such rights, but which rights are instead sold and the proceeds of such sale distributed by the Depositary to Owners.

The Depositary, subject to Article (8) hereof, may own and deal in any class of securities of the Issuer and its affiliates and in American Depositary Shares.

8.

LOANS AND PRE-RELEASE OF SHARES AND AMERICAN DEPOSITARY SHARES.

Notwithstanding Section 2.3 of the Deposit Agreement, unless requested in writing by the Issuer to cease doing so, the Depositary may execute and deliver American Depositary Shares prior to the receipt of Shares pursuant to Section 2.2 of the Deposit Agreement ("Pre-Release").  The Depositary may, pursuant to Section 2.5 of the Deposit Agreement, deliver Shares upon the surrender of American Depositary Shares which have been Pre-Released, whether or not such surrender is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom American Depositary Shares are to be delivered that such person, or its customer, owns the Shares or American Depositary Shares to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems appropriate and may, with the prior written consent of the Issuer, change such limit for purposes of general application.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO AMERICAN DEPOSITARY SHARES EVIDENCED BY A RECEIPT.

It is a condition of this Receipt and every successive Owner and Beneficial Owner of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable as certificated securities under the laws of the State of New York.  American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of the State of New York.  The Issuer and the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement or for all other purposes.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar for the Receipts shall have been appointed, countersigned by the manual or facsimile signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS.

The Issuer is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly, files certain reports with the Securities and Exchange Commission (hereinafter called the "Commission").   Such reports and communications will be available for inspection and copying by Owners and Beneficial Owners at the public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.

The Depositary will make available for inspection by Owners of American Depositary Shares at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the Issuer which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer.  The Depositary will also send to Owners of American Depositary Shares copies of such reports when furnished by the Issuer pursuant to the Deposit Agreement. Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Issuer shall be furnished in English pursuant to the regulations of the Commission.

The Depositary will keep books at its Corporate Trust Office the registration of American Depositary Shares and transfers of American Depositary Shares which at all reasonable times shall be open for inspection by the Owners of American Depositary Shares, provided that such inspection shall not be for the purpose of communicating with Owners of American Depositary Shares in the interest of a business or object other than the business of the Issuer or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into dollars as promptly as practicable and will distribute the amount thus received to the Owners entitled thereto as promptly as practicable, provided, however, that in the event that the Issuer or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Section 4.11 and 5.9 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Sections 4.1, 4.3 or 4.4 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed to the Owners entitled thereto, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

If any distribution consists of a dividend in, or free distribution of, Shares, the Depositary may and shall if the Issuer shall so request, distribute to the Owners entitled thereto, an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or  free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary will sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in the Deposit Agreement.  If additional American Depositary Shares are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto.

13.

CONVERSION OF FOREIGN CURRENCY.

Subject to any restrictions imposed by Colombian law, regulations or applicable permits, whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, the Depositary shall convert or cause to be converted as promptly as practicable, by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any American Depositary Shares or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.9 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

14.

RIGHTS.

In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available in Dollars to such Owners or, if by the terms of such rights offering or, for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary may distribute, to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.  If the Depositary determines in its discretion that it is not lawful and feasible to make such  rights available to certain Owners, it may sell the rights or warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.  The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (a) the Issuer has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Issuer has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Issuer shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.2 of the Deposit Agreement, and shall, pursuant to Section 2.3 of the Deposit Agreement, deliver American Depositary Shares to such Owner.  In the case of a distribution pursuant to the second paragraph of this Article, the Receipts shall be legended in accordance with applicable U.S. laws, and shall be subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under such laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.9 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create any obligation on the part of the Issuer to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner requests distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, after consultation with the Issuer to the extent practicable,  fix a record date (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof  or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, if requested in writing by the Issuer the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Colombian law and of the By-laws of the Issuer, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares, and (c) a statement as to the manner in which instructions may be given, including an express indication that, if the Depositary does not receive instructions, it may deem instructions to have been given under the last sentence of this paragraph to vote that number of Deposited Securities as to each question in the same manner and in the same proportion that all Shares (including both Deposited Securities and any Shares that are not Deposited Securities) are voted on the respective question.  Upon the written request of an Owner of American Depositary Shares on that record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by those American Depositary Shares in accordance with the instructions set forth in that request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to Deposited Securities other than in accordance with instructions received from Owners or deemed received under the following sentence.  If (i) the Issuer made a request to the Depositary as contemplated by the first sentence of Section 4.7 of the Deposit Agreement and complied with the following paragraph of Section 4.7 of the Deposit Agreement and (ii) no instructions are received by the Depositary from an Owner with respect to an amount of Deposited Securities represented by that Owner’s American Depositary Shares on or before the Instruction Date, the Depositary shall deem that Owner to have instructed the Depositary to vote that number of Deposited Securities as to each question in the same manner and in the same proportion that all Shares (including both Deposited Securities and any Shares that are not Deposited Securities) are voted on the respective question.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Issuer will request the Depositary to act under the preceding paragraph, the Issuer shall give the Depositary notice of any such meeting or solicitation and details concerning the matters to be voted upon not less than 30 days prior to the meeting date.

In the event that applicable law permits the exercise of voting rights relating to Deposited Securities to be made pursuant to electronic means, if the Issuer requests the Depositary to act under the first paragraph of Section 4.7 of the Deposit Agreement, the Depositary may follow, unless otherwise instructed by the Issuer, its customary policies and procedures to effect such action through electronic means.

The Depositary shall take such action as is necessary, upon request of the Issuer, subject to applicable law, the By-laws and the terms and conditions of the Deposited Securities, to cause all Deposited Securities to be counted for the purpose of satisfying applicable quorum requirements.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the first paragraph of Section 4.7 of the Deposit Agreement sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions of that Section.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.3 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, and shall if the Issuer shall so request, deliver additional American Depositary Shares as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

LIABILITY OF THE ISSUER AND DEPOSITARY.

Neither the Depositary nor the Issuer nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or Beneficial Owner of any American Depositary Shares, if by reason of any provision of any present or future law or regulation of the United States, Colombia  or any other country, or of any other governmental or regulatory authority, or by reason of any provision, present or future, of the By-laws of the Issuer, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Issuer shall be prevented or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary nor the Issuer nor any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Beneficial Owner of American Depositary Shares by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.  Where, by the terms of a distribution pursuant to Sections 4.1, 4.2, or 4.3 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.4 of the Deposit Agreement, such distribution or offering may not be made available to Owners of American Depositary Shares, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Issuer nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners or Beneficial Owners of American Depositary Shares, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Issuer shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be  furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Issuer shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of American Depositary Shares, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Issuer agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the fees and expenses of counsel) which may arise out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the Receipts, as the same may be amended, modified, or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Issuer or any of its directors, employees, agents and affiliates.  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Issuer by written notice of such removal, effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute or additional custodian or custodians.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding American Depositary Shares until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding American Depositary Shares.  Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such American Depositary Shares, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Owner to surrender such American Depositary Shares and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary shall at any time at the direction of the Issuer terminate the Deposit Agreement by mailing notice of such termination to the Owners of all American Depositary Shares then outstanding at least 90 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Issuer and the Owners of all American Depositary Shares then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the Issuer a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement.  On and after the date of termination, the Owner of American Depositary Shares, will upon (a) surrender of such American Depositary Shares at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of American Depositary Shares referred to in Section 2.5 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, will be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares.  If any American Depositary Shares shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect  dividends and other distributions pertaining to Deposited Securities, shall sell rights as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, upon surrender of American Depositary Shares (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of American Depositary Shares which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of the Deposit Agreement, the Issuer shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

DISCLOSURE OF INTERESTS.

The Issuer may from time to time request Owners or former Owners to provide information as to the capacity in which they hold or held American Depositary Shares and regarding the identity of any other persons then or previously interested in such American Depositary Shares and the nature of such interest and various other matters.  Each Owner and Beneficial Owner agrees to provide any such information reasonably requested by the Issuer or the Depositary pursuant to this Article and Section 3.4 of the Deposit Agreement whether or not still an owner or a Beneficial Owner at the time of such request.  The Depositary agrees to use its reasonable efforts to comply with written instructions received from the Issuer requesting that the Depositary forward any such requests to Owners and to the last known address, if any, of former Owners and to forward the Issuer any responses to such requests received by the Depositary; provided, that nothing herein shall be interpreted as obligating the Depositary to provide or obtain any such information not provided to the Depositary pursuant to the Deposit Agreement by Owners or former Owners.

23.

DISCLOSURE OF BENEFICIAL OWNERSHIP; OWNERSHIP RESTRICTIONS.

Notwithstanding any other provision of the Deposit Agreement or this Receipt, each Owner and Beneficial Owner agrees to be bound by and subject to the By-laws and to any restrictions on Share ownership or transferability under applicable Colombian law (to the same extent as if such American Depositary Shares were the Shares represented by such American Depositary Shares, provided, however, that such provisions shall apply to such persons only to the extent feasible).  The Issuer may restrict transfers of the Shares where such transfer might result in ownership of Shares exceeding the limits under applicable law or the Issuer's charter.  The Issuer may also restrict, in such manner as it deems appropriate, transfers of the American Depositary Shares where such transfer may result in the total number of Shares represented by the American Depositary Shares beneficially owned by a single Owner or Beneficial Owner to exceed the limits under any applicable law or the Issuer's charter.  Pursuant to the By-laws and applicable law as in effect on the date of this Deposit Agreement, (i) no individual holder of Shares may hold, directly or indirectly, in excess of 10% of the Issuer's subscribed capital without the prior authorization of the Superintendency of Finance in Colombia; and (ii) no individual may offer for sale or purchase 10% or more of the Issuer's subscribed capital without the prior authorization of the Superintendency of Finance.  The Issuer may, in it sole discretion, instruct the Depositary to take action with respect to the ownership interest, or transfer thereof, of any Owner or Beneficial Owner in excess of the limitation set forth in the preceding sentence.  The Depositary agrees to use its reasonable efforts to comply with any instructions received from the Issuer requesting that the Depositary take the actions specified therein to insure compliance with Section 3.5 of the Deposit Agreement.

In addition, Owners and Beneficial Owners are subject to regulations under the Securities Exchange Act of 1934, pursuant to which inter alia acquisition or sale of American Depositary Shares representing Shares in excess of prescribed limits must be notified to the Commission and to any securities exchange on which the American Depositary Shares are listed.

24.

DIRECT REGISTRATION SYSTEM AND PROFILE MODIFICATION SYSTEM.

(a)

Notwithstanding the provisions of Section 2.4 of the Deposit Agreement, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(b)

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting registration of transfer and delivery as described in subsection (a) above, has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.3 and 5.8 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement, shall not constitute negligence or bad faith on the part of the Depositary.